SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549


                            Form 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):
                        August 14, 1998

                       Northwest Bancorp, Inc.
     (Exact name of registrant as specified in its charter)

    Pennsylvania           0-23817            23-2900888
(State or other  (Commission File No.)     (I.R.S. Employer
jurisdiction of                           Identification No.)




       Registrant's telephone number, including area code:
                         (814) 726-2140



                         Not Applicable
  (Former name or former address, if changed since last report)

Item 5.   Other Events

     On August 14, Northwest Bancorp, Inc. announced the finalization of an agreement by its wholly owned subsidiary, Northwest Savings Bank, to purchase 8 branch offices from National City Bank of Pennsylvania. A copy of the press release is filed as an exhibit.

Item 7. Financial Statements, Pro Forma Financial Information, and Exhibits

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                              NORTHWEST BANCORP, INC.


DATE: August 19, 1998         By:
                                   ------------------------
                                   Gregory C. LaRocca, Vice
                                   President and Corporate
                                   Secretary
                                   (Duly Authorized
                                   Representative)